UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 2022

NEXTPLAT CORP

(Exact Name of Registrant as Specified in its Charter)

nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410

Coconut Grove, FL 33133

(Address of principal executive offices and zip code)

(305) 560-5355

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market Inc.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2022, the Board of Directors (the “Board”) of NextPlat Corp (the “Company”) unanimously voted to increase the size of the Board from eight to nine directors, and to appoint Ms. Cristina Fernandez to fill the newly created Board position, to serve until her successor shall have been duly elected and qualified or until her earlier resignation or removal.

Ms. Fernandez has extensive experience in achieving growth with new technologies, and motivating teams and customers in challenging business environments. She also has extensive international experience leading global and regional teams in the US, Latin America and Asia. Prior to joining us, Ms. Fernandez served as the Executive Vice President and Chief Operating Officer of eApeiron Solutions. Before that, Ms. Fernandez served as the Global Vice President/General Manager of Xerox Corporation’s Continuous Feed Inkjet Business.

In addition, the Board approved a rotation in the membership of the Company’s audit committee, compensation committee and nominating committee. The membership of each such committee is now as follows:

●	Audit Committee: Rodney Barreto (Committee Chair), Cristina Fernandez, and Lou Cusimano

●	Compensation Committee: Hector Delgado (Committee Chair), Lou Cusimano, and John Miller

●	Nominating Committee: Cristina Fernandez (Committee Chair), Lou Cusimano and Rodney Barreto

There is no arrangement or understanding between Ms. Fernandez and any other person pursuant to which Ms. Fernandez was appointed as a director. In addition, there are no family relationships between Ms. Fernandez and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Ms. Fernandez has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Chairman and Chief Executive Officer

Dated: September 19, 2022

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